UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Freedom Holding Corp.
(Name of Registrant as Specified in Its Charter)
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Freedom Holding Corp.
77/7, Al Farabi Ave., “Esentai Tower” BC
Floor 3, Almaty, 050040, Republic of Kazakhstan
_________________

NOTICE OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are cordially invited to attend the 2018 annual meeting of stockholders (the ‘‘2018 Annual Meeting’’) of Freedom Holding Corp. (the ‘‘Company,’’ “FRHC,” “us,” “our,” or “we”) which will be held at the Lotte Hotel Moscow, 8 bld. 2, Novinskiy Blvd., Moscow 121099, Russia on September 20, 2018 at 8:00 p.m. local time.

The formal notice of the 2018 Annual Meeting is provided in the enclosed proxy statement. At the 2018 Annual Meeting, stockholders will vote on the following proposals:

(1)
Elect five directors to the five-member Board of Directors of the Company as follows: one Class II director for a three-year term, two Class I directors each for a two-year term, and two Class III directors each for a term of one-year, and in each case until their respective successors have been duly elected and qualified;
(2)
Approve the Freedom Holding Corp. 2019 Equity Incentive Plan;
(3)
Advisory vote to approve the compensation of our named executive officers;
(4)
Advisory vote on the frequency of the Company’s advisory vote on compensation of our named executive officers;
(5)
Ratification of the appointment of WSRP, LLC. as our independent registered public accounting firm for the 2019 fiscal year; and
(6)
Transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The enclosed proxy statement provides you with detailed information regarding the business to be considered at the 2018 Annual Meeting. Your vote is important. We urge you to please vote your shares now whether or not you plan to attend the 2018 Annual Meeting. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting. The rules of the Securities and Exchange Commission allow us to furnish our proxy materials over the internet. We are sending stockholders a notice with instructions for accessing the materials and voting via the internet, rather than mailing a full paper set of the materials. The notice of availability contains instructions on how to access our proxy materials on the internet, as well as instructions on obtaining a paper copy of the proxy materials. All stockholders who do not receive such a notice of availability will receive a full set of paper proxy materials by U.S. mail. This process will reduce our costs to print and distribute our proxy materials.

Voting by the internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the proxy materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the internet or telephone, you help us reduce postage and proxy tabulation costs.

By order of the board of directors,
/s/ Timur Turlov
Timur Turlov Chief Executive Officer and Chairman
July 26, 2018

FREEDOM HOLDING CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 20, 2018

Time and Date:	8:00 p.m. local time, on September 20, 2018

Location:	Lotte Hotel Moscow, 8 bld. 2, Novinskiy Blvd., Moscow 121099, Russia

Items of Business:	(1)
Elect five directors to the five-member Board of Directors of the Company as follows: one Class II director for a three-year term, two Class I directors each for a two-year term, and two Class III directors each for a term of one-year, and in each case until their respective successors have been duly elected and qualified.

	(2)	Approve the Freedom Holding Corp. 2019 Equity Incentive Plan.
	(3)	Advisory vote to approve the compensation of our named executive officers.
	(4)	Advisory vote on the frequency of the Company's advisory vote on compensation of named executive officers.
	(5)	Ratification of the appointment of WSRP, LLC. as our independent registered public accounting firm for the 2019 fiscal year.
	(6)	Transact such other business as may properly come before the meeting or any postponement or adjournment thereof

Record Date:	You can vote if you were a stockholder of record at the close of business on July 23, 2018.

Internet Availability:
We are using the internet as our primary means of furnishing our proxy materials to our stockholders. Rather than sending stockholders a paper copy of our proxy materials, we are sending them a notice with instructions for accessing the materials and voting via the internet. We believe this method of distribution makes the proxy distribution process more efficient and less costly and will limit our impact on the environment. This notice of the 2018 Annual Meeting, the proxy statement and our Annual Report on Form 10-K, are available at www.proxyvote.com.

Proxy Voting:
It is important that your shares be present or represented and voted at the 2018 Annual Meeting. You can vote your shares on the internet at www.proxyvote.com, by telephone by calling 1-800-690-6903, by completing and returning your proxy card, or in person at the 2018 Annual Meeting. Voting instructions are printed on your proxy card or included with your proxy materials. You can revoke a proxy before its exercise at the 2018 Annual Meeting by following the instructions in the accompanying proxy statement.

By order of the board of directors,
/s/ Timur Turlov
Timur Turlov Chief Executive Officer and Chairman
July 26, 2018

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these Proxy Materials?

We are providing this notice of our annual meeting of stockholders, proxy statement, voting instructions and Annual Report on Form 10-K for the year ended March 31, 2018 (the “Proxy Materials”) in connection with the solicitation by the board of directors (the “Board”) of Freedom Holding Corp. (the “Company,” “FRHC,” “we,” “us” or “our”), a Nevada corporation, of proxies to be voted at our 2018 annual meeting of stockholders and at any adjournment or postponement thereof (the “2018 Annual Meeting”).

We anticipate that the notice of internet availability of Proxy Materials will first be sent to stockholders on or about July 30, 2018. The proxy statement and the form of proxy relating to the 2018 Annual Meeting are first being made available to stockholders on or about July 30, 2018.

You are invited to attend the 2018 Annual Meeting on September 20, 2018, beginning at 8:00 p.m., local time. The 2018 Annual Meeting will be held at the Lotte Hotel Moscow, 8 bld. 2, Novinskiy Blvd., Moscow 121099, Russia. Stockholders will be admitted to the 2018 Annual Meeting beginning at 7:30 p.m., local time. Seating will be limited.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, we are sending the Proxy Materials directly to you at the address of record on account with Pacific Stock Transfer Company.

If your shares are held in a stock brokerage account or by a bank or other holder of record, those shares are held in “street name.” You are considered the “beneficial owner” of shares held in street name. The Proxy Materials have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the internet.

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials?

Under rules adopted by the Securities and Exchange Commission (the “SEC”), we are providing access to our Proxy Materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to many of our stockholders. If you received a notice by mail, you will not receive a printed copy of the Proxy Materials unless you request one. The notice tells you how to access and review the Proxy Materials over the internet at www.proxyvote.com. The notice also tells you how to access your proxy card to vote on the internet. If you received a notice by mail and would like to receive a printed or email copy of the Proxy Materials, please follow the instructions included in the notice.

What should I bring with me to attend the 2018 Annual Meeting?

Stockholders must present a form of personal identification to be admitted to the 2018 Annual Meeting.

If your shares are held beneficially in the name of a broker, bank or other holder of record and you plan to attend the 2018 Annual Meeting, you must also present proof of your ownership of Company common stock, such as a brokerage or bank account statement, to be admitted to the 2018 Annual Meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2018 Annual Meeting.

Who is entitled to vote at the 2018 Annual Meeting?

Stockholders of record at the close of business on July 23, 2018, the record date for the 2018 Annual Meeting, are entitled to receive notice of and vote at the 2018 Annual Meeting. You are entitled to one vote on each matter presented at the 2018 Annual Meeting for each share of common stock you owned at that time. Stockholders have no right to cumulative voting as to any matter, including the election of directors. At the close of business on July 23, 2018, there were 58,033,212 shares of our common stock outstanding.

How do I vote?

You may vote using any of the following methods:

By Mail

If you received paper copies of the Proxy Materials, you may vote by completing, signing and dating your proxy card and returning it in the enclosed envelope.

By Internet

We encourage you to vote and submit your proxy over the internet at www.proxyvote.com.

By Telephone

You may vote by telephone by calling 1-800-690-6903.

In person at the 2018 Annual Meeting

All stockholders may vote in person at the 2018 Annual Meeting. You may also be represented by another person at the 2018 Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the 2018 Annual Meeting.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●
written notice of revocation to our Corporate Secretary at Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134;

●
timely submission of a valid, later-dated proxy via mail, the internet or the telephone; or

●
voting by ballot at the 2018 Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. You may also vote in person at the 2018 Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the internet or by telephone, instructions for which would be provided by your brokerage firm on your voting instruction form.

If you do not give instructions to your brokerage firm, it will still be able to vote your shares with respect to certain “discretionary” items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. The ratification of WSRP, LLC as our independent registered public accounting firm (Proposal Five) is considered to be a discretionary item, and your brokerage firm will thus be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name. The election of directors (Proposal One), the approval of the Freedom Holding Corp. 2019 Equity Incentive Plan (Proposal Two), the “say-on-pay” proposal (Proposal Three), and the “say-on-frequency” (Proposal Four) are “non-discretionary” items; therefore if you do not instruct your broker how to vote with respect to these proposals, your broker is not permitted to vote with respect to these proposals and those votes will thus be considered “broker non-votes.” “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If your shares are held in street name, you must bring an account statement or letter from your bank or brokerage firm showing that you are the beneficial owner of the shares as of the record date (July 23, 2018) to be admitted to the 2018 Annual Meeting on September 20, 2018. To be able to vote your shares held in street name at the 2018 Annual Meeting, you will need to obtain a proxy card from the holder of record.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted by mail, over the internet or by telephone, or on a ballot voted in person at the 2018 Annual Meeting.

What constitutes a quorum?

For business to be conducted at the 2018 Annual Meeting, a quorum must be present in person or represented by valid proxies. For each of the proposals to be presented at the 2018 Annual Meeting, a quorum consists of the holders of a majority of the shares of common stock issued and outstanding on July 23, 2018, the record date, or at least 29,016,607 shares.

Shares of common stock present in person or represented by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal) will be counted for purposes of determining whether a quorum exists at the 2018 Annual Meeting.

If a quorum is not present, the 2018 Annual Meeting will be adjourned until a quorum is obtained.

What vote is required for each item and how does the Board recommend that I vote?

Proposal One – Election of Directors. Under our bylaws, a nominee for director will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election. Abstentions and broker non-votes are not considered votes cast for or against the nominee and will have no effect on the proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote your shares with respect to the election of directors.

Our Articles of Incorporation provide that our Board shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors. Generally, each director serves for a term of three years and until his or her successor has been duly elected and qualified. Consistent with our Bylaws and prior term periods, Class II directors would stand for election this year, Class III directors would stand for election next year, and Class I directors would stand for election in two years. The Board and the Nominating and Corporate Governance Committee (“nominating committee”), however, would like you to have the opportunity to vote for all five directorships this year, as the terms of all our incumbent directors have expired. Therefore, the Board and the nominating committee propose that you elect one Class II director for a term of three years, two Class I directors for a term of two years and two Class III directors for a term of one year.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE FIVE (5) NOMINEES NAMED IN THE ENCLOSED PROXY MATERIALS TO THE BOARD

Proposal Two – Approval of the Freedom Holding Corp. 2019 Equity Incentive Plan. With respect to this proposal, the affirmative vote of a majority of the total number of votes cast at the meeting is needed to approve the Company’s 2019 Equity Incentive Plan. If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. Abstentions count as votes against the proposal. Because shares treated as “broker non-votes” are not entitled to vote on this proposal, they will have no effect on the vote on the proposal. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
APPROVAL OF THE FREEDOM HOLDING CORP
2019 EQUITY INCENTIVE PLAN

Proposal Three – Say-on-Pay. We are required to submit a proposal to you for a non-binding advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”.) The shareholder vote on executive compensation is an advisory vote only and is not binding on the Company or the Board.

Although the vote is non-binding, we value your opinion and intend to consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders an opportunity to express their views on the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

The affirmative vote of the holders of a majority of the total number of votes of our common stock present in person or represented by proxy and entitled to vote on the proposal is needed to approve this proposal. Abstentions count as votes against the proposal. Because shares treated as “broker non-votes” are not entitled to vote on the proposal, they will have no effect on the vote. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ADVISORY AND NON-BINDING VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Proposal Four – Say-on-Frequency. Section 14A of the Exchange Act also provides that our stockholders must be given the opportunity, at least once every six years, to cast an advisory vote on how frequently we should seek future advisory votes on the compensation of our named executive officers.

Because this vote is advisory, it will not be binding upon the Board. However, we value your opinion and will take into consideration the outcome of the vote when determining how frequently the advisory vote on the compensation of our named executive officers should be conducted in the future.

In connection with the advisory vote on the frequency of the advisory vote on executive compensation, the Board has determined that the frequency which receives the highest number of votes cast by stockholders will be viewed as representing the frequency which stockholders believe should be chosen by the Board. Abstentions and broker non-votes are not considered votes cast for or against any particular frequency and will have no effect on the proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote your shares with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR
EVERY “THREE YEARS”

Proposal Five – Ratification of Independent Registered Public Accounting Firm. Under our Bylaws, the affirmative vote of the holders of a majority of the total number of votes of our common stock present in person or represented by proxy and entitled to vote on the proposal is needed to ratify the selection of WSRP, LLC as our independent registered public accounting firm. Abstentions count as votes against the proposal. If you do not provide instructions to your brokerage firm regarding how to vote your shares on this proposal, your broker may (a) vote your shares on your behalf (because this proposal is a “discretionary” item) or (b) leave your shares unvoted. Our Bylaws do not require that stockholders ratify the appointment of WSRP, LLC as our independent auditors. However, we are submitting the appointment of WSRP, LLC to you for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the Audit Committee of the Board (the “audit committee”) to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF WSRP, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Where can I find the voting results?

We will report the voting results in a Current Report on Form 8-K within four business days after the end of our 2018 Annual Meeting.

Could other matters be decided at the 2018 Annual Meeting?

At the date this proxy statement went to press, we did not know of any matters to be raised at the 2018 Annual Meeting other than those described in this proxy statement.

If other matters are properly presented at the 2018 Annual Meeting for consideration, the proxies appointed by the Board will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies other than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.

Who will count the vote?

The inspector of elections appointed for the 2018 Annual Meeting will tabulate all votes.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Proxy Materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings, if any.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please make a written request to the: Corporate Secretary, Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134 or email usoffice@freedomholdingcorp.com  If multiple stockholders of record who have the same address received only one copy of the Proxy Materials and would like to receive additional copies, or if they would like to receive a copy for each stockholder living at that address in the future, send a written request to the address above. Upon such written request, we will promptly deliver separate Proxy Materials to any stockholders who receive one paper copy at a shared address.

Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Other information

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2018 (fiscal 2018), accompanies this proxy statement. No material contained in the Annual Report on Form 10-K is to be considered a part of the Proxy Materials. “Fiscal 2018” refers to the 52-week fiscal year that ended on March 31, 2018. “Fiscal 2017” refers to the 52-week fiscal year that ended on March 31, 2017. The contents of our corporate website or the corporate website of any of our subsidiaries are not incorporated by reference into this proxy statement.

PROPOSAL ONE—ELECTION OF DIRECTORS

As of the date of this proxy statement, the Board consists of five members. Our Articles of Incorporation provide that our Board shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors. Generally, each director serves for a term of three years and until his or her successor has been duly elected and qualified. Consistent with our Bylaws and prior term periods, Class II directors are scheduled to stand for election this year, Class III directors stand for election next year, and Class I directors stand for election in two years. However, as it has been more than three years since we last held an election of directors, the Board and the nominating committee propose that all directors stand for election this year. To conform to their historical terms, the Board and the nominating committee propose that you elect one Class II director for a term of three years, two Class I directors each for a term of two years and two Class III directors each for a term of one year and, in each case, until their successors are duly elected and qualified. Proxies cannot be voted for more than the number of nominees proposed for election.

Each of the nominees has consented to be named as a nominee. If any of them should become unavailable to serve as a director (which is not now expected), the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the nominating committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The nominating committee considers a candidate’s business experience, issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value. The nominating committee does not have a formal policy with respect to Board diversity. The Board and the nominating committee believe that it is desirable to have a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experience. In considering candidates for the Board, the nominating committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

All our directors bring to the Board extensive experience derived from their service in a number of industries. The names of the five nominees, along with their present positions, their principal occupations, their ages, the month and year first elected as a director, and the Board committees they serve on are provided below. Mr. Turlov and Mr. Kerr, our Class III directors, are standing for re-election for a term of one year. Mr. Rakhilkin and Mr. Tashtitov, our Class II directors, are standing for re-election for a term of two years. Mr. Stillman, our Class I director, is standing for re-election for a term of three years.

No directors, nominees for director or executive officers have any family relationship to any other director, nominee for director or executive officer. None of the nominees have held directorships with other public corporations during the past five years.

Timur Turlov Age: 30 Class III Director Since: November 2015 Non-independent Committee Memberships: Audit Compensation Nominating and Corporate Governance

Mr. Turlov graduated from Russia State Technic University (named after Tsialkovskiy) in 2009 with a Bachelor of Science degree in economics and management. Mr. Turlov has more than 10 years of experience in various areas in the international securities industry. From July 2013 to July 2017, Mr. Turlov served as the Advisor to the Chairman of the Board of JSC Freedom Finance (“Freedom KZ”). In that capacity, Mr. Turlov was primarily responsible for strategic management, public and investor relations events, investment strategy, sales strategy, and government relations. In July 2017, Mr. Turlov became Chairman of the Board of Directors of Freedom KZ. He has also served as the General Director of LLC IC Freedom Finance (“Freedom RU”), since August 2011. As the General Director, Mr. Turlov is responsible for establishing Freedom RU’s strategic goals, including acquisition and retention of large clients, sales strategy and company development. From May 2012 through January 2013, Mr. Turlov served as the Chairman of the Board of Directors of JSC Nomad Finance where he oversaw business set up and acquisition of large clients. From July 2010 through August 2011, Mr. Turlov was employed as the Vice Director of the International Sales Department of Nettrade LLC. In this capacity, his major responsibilities included consulting to set up access to foreign markets, trading, back office, and internal accounting functions. Mr. Turlov also owns interests in other businesses, including other securities brokerage firms that are not subsidiaries of the Company.

Skills and Qualifications: The Board selected Mr. Turlov as a director nominee based on his in depth knowledge of the business of the Company and capital markets, his professional experience and his educational background in economics and management.

Jason Kerr Age: 46 Class III Director Since: May 2008 Independent Committee Memberships: Audit Compensation
Mr. Kerr earned his Bachelor of Science degree in economics in 1995 and a Juris Doctorate in 1998 from the University of Utah, where he was named the William H. Leary Scholar. In 2011, Mr. Kerr founded the law firm Price, Parkinson & Kerr, where he practices commercial litigation. From 2006 to 2011, Mr. Kerr was the associate general counsel of Basic Research, LLC, concentrating in intellectual property litigation. Before joining Basic Research, Mr. Kerr was a partner with the law firm of Plant, Christensen & Kanell in Salt Lake City, Utah. Mr. Kerr was employed with Plant, Christensen & Kanell from 1996 through 2001 and from 2004 to 2006. From 2001 through 2004, Mr. Kerr was employed as a commercial litigator with the Las Vegas office of Lewis and Roca. Mr. Kerr became our director in May 2008.

Skills and Qualifications: The Board selected Mr. Kerr as a director nominee based on his educational background in economics, his managerial and business management skills, and his extensive professional experience as both in-house and outside legal counsel.

Arkady Rakhilkin Age: 49 Class I Director Since: November 2015 Independent
Mr. Rakhilkin earned his undergraduate degree in 1992 and post graduate degree in 1994 from Novosibirsk State Technical University both with an emphasis in applied mathematics. Mr. Rakhilkin also completed a course in effective management as part of an executive MBA program from Open University London. Mr. Rakhilkin has over 20 years of experience in the finance and banking industry. From July 2017 until June 2018, Mr. Rakhilkin served as an Advisor to the Chairman of the Management Board of Freedom KZ. From April 2008 to July 2017, Mr. Rakhilkin served as the Chairman of the Board of Directors of Freedom KZ, and its predecessor, JSC Seven Rivers Capital. Prior to that, he served as the Chairman of the Management Board of Seven Rivers Capital from November 2006 through April 2008. Mr. Rakhilkin’s principal responsibilities included interaction with large clients, attraction of strategic partners, management of corporate finance, introduction of new information systems, and sales of financing and underwriting services.

Skills and Qualifications: The Board selected Mr. Rakhilkin as a director nominee because of his extensive experience in in the finance and banking industry, as well as his significant tenure and experience with Freedom KZ.

Leonard Stillman Age: 75 Class II Director Since: October 2006 Independent Committee Memberships: Audit Compensation Nominating and Corporate Governance
Mr. Stillman earned his Bachelor of Science degree in mathematics from Brigham Young University and Masters of Business Administration from the University of Utah. He began his career in 1963 with Sperry UNIVAC as a programmer developing trajectory analysis software for the Sergeant Missile system. Mr. Stillman spent many years as a designer and teacher of computer language classes at Brigham Young University, where he developed applications for the Administrative Department including the school’s first automated teacher evaluation system. During that time, he was also a vice-president of Research and Development for Automated Industrial Data Systems, Inc. and the Owner of World Data Systems Company, which provided computerized payroll services for companies such as Boise Cascade. Mr. Stillman has over 45 years of extensive business expertise, including strategic planning, venture capital financing, budgeting, manufacturing planning, cost controls, personnel management, quality planning and management, and the development of standards, policies, and procedures. He has extensive skills in the design and development of computer software systems and computer evaluation. Mr. Stillman helped found Stillman George, Inc. in 1993 and founded Business Plan Tools, LLC in 2004. He was employed with Stillman George, Inc. until 2010, where his primary responsibilities included managing information, technical development, and financial analysis projects and development, as well as general company management and consulting activities. He is currently employed by Business Plan Tools, LLC, which provides cloud-based SaaS business planning software and consolidates a broad variety of skills from a growing group of business professionals to provide needed support in finance, marketing, management, sales, planning, product development, and more to businesses worldwide.

Skills and Qualifications: The Board selected Mr. Stillman as a director nominee because of his significant background in business management, strategic planning, corporate finance, and information management.

Askar Tashtitov Age: 39 Class I Director Since: May 2008 Non-independent
Mr. Tashtitov has served as a director of the Company since May 2008 and was employed with BMB Munai, Inc., the predecessor of the Company, from 2004 through 2015, serving as the president from May 2006 to November 2015. Mr. Tashtitov earned a Bachelor of Arts degree from Yale University majoring in economics and history in 2002. Mr. Tashtitov passed the AICPA Uniform CPA Examination in 2006.

Committee Memberships: Nominating and Corporate Governance
Skills and Qualifications: The Board selected Mr. Tashtitov as a director nominee because he has 14 years of experience in the public company arena, with particular expertise in interfacing with equity and debt financing professionals, as well as investment banking and significant business management experience.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE

CORPORATE GOVERNANCE

Director Independence

The Board relies upon the OTC Markets Group OTCQX Rules for U.S. Companies and SEC’s director independence requirements to provide guidelines to assist it in its determination of director independence. The Company is a “Controlled Company” as defined by the NYSE and NASDAQ. As such, we are not required to have a majority of independent directors on our Board, nor are we required to have independent directors on our nominating committee or our compensation committee. While our Board is presently staffed by a majority of independent directors that may not always be the case. None of our Board committees are comprised solely of independent directors. For so long as the Company remains a Controlled Company, we anticipate we will take advantage of the exemptions to the independence requirements available to Controlled Companies.

The nominating committee and the full Board review the independence of all members of the Board for purposes of determining which Board members are deemed independent. Based on the director independence standards of the OTC Markets Group OTCQX Rules for U.S. Companies, the nominating committee and the full Board affirmatively determined that Mr. Kerr, Mr. Rakhilkin and Mr. Stillman, who served on the Board during our 2018 fiscal year and will stand for re-election at the Annual Meeting are independent. None of Mr. Kerr, Mr. Rakhilkin, or Mr. Stillman has any material relationship with us other than being a director, or any transaction or arrangement that interferes with their independence.

Transactions with Related Persons

The named executive officers and the Board are required to complete a questionnaire on an annual basis that requires them to disclose any related person transactions and potential conflicts of interest. Our Chief Financial Officer reviews the responses to the questionnaires and, if a related person transaction or potential conflict of interest is reported by a director or named executive officer, the questionnaire will be submitted to the audit committee for review. If necessary, the audit committee will determine whether the relationship is material and will have any effect on the director’s independence. After making that determination, the audit committee will approve or reject the transaction.

Communication with the Board

The Board encourages communication from our stockholders. Any interested parties who wish to communicate with the non-management directors should send any such communication to the Corporate Secretary at 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134. All such stockholder communication will be reviewed by the Corporate Secretary who will determine the appropriate response or course of action.

BOARD LEADERSHIP STRUCTURE

Board Leadership

The Chairman of the Board and Chief Executive Officer of the Company is Timur Turlov, our controlling shareholder. Mr. Turlov is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Board is responsible to hold management accountable for execution of strategy once it is developed. The Board believes that it is currently in the best interests of the Company and our stockholders for Mr. Turlov to serve as Chief Executive Officer and Chairman of the Board. Our directors bring different perspectives, experience, oversight and expertise from outside the Company while Mr. Turlov brings Company specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer also facilitates flow of information between the Board and management.

The Board currently consists of five members; our Chief Executive Officer, our President and three non-employee directors, all of whom are independent. Members of the Board are kept informed of the Company’s operations by reviewing materials provided to them, speaking to the executives, employees and legal counsel of the Company and by attending meetings of the Board. We do not currently have a lead independent director.

BOARD COMMITTEES

In June 2018, the Board adopted a charter for the audit committee, and in July 2018, the Board adopted charters for the compensation committee and the nominating committee. In July 2018, the Board staffed these committees. Prior to July 2018, the full Board fulfilled the functions which have now been assigned to the Board committees. As noted above, as a Controlled Company we are exempt from certain board and committee independence requirements of the NYSE and NASDAQ. Our audit committee and our compensation committee consist of two independent directors and one non-independent director. Our nominating committee is staffed by two non-independent directors and one independent director.

The memberships of each committee as of the date of this proxy statement are listed below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Leonard Stillman	C	X	X
Jason Kerr	X	X
Timur Turlov*	X	C	X
Askar Tashtitov*			C

An “X” indicates membership on the committee.
A “C” indicates that the director serves as the chairman of the committee.
* Mr. Turlov and Mr. Tashtitov do not meet the independence qualifications.

Audit Committee

The Audit Committee Charter provides that the audit committee is primarily responsible for the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements, the independence, qualifications and performance of the our independent registered public accounting firm, and performance of internal audit functions. Specifically, these duties include: appointing, approving, compensating, retaining and overseeing our independent registered public accounting firm; reviewing the scope of the audit to be conducted by such firm, as well as the results of its audit; overseeing our financial reporting activities, including annual and quarterly reports and the accounting standards and principles followed; approving audit and non-audit services provided to us by the independent registered public accounting firm; reviewing and approving related-party transactions; overseeing legal and regulatory compliance; overseeing disclosure and internal controls; and preparing the report of the audit committee, as required by the rules and regulations of the SEC, included in this proxy statement.

Each member of the audit committee is financially literate. Mr. Stillman and Mr. Kerr meet the “Independent Director” definition of the OTC Markets Group OTCQX Rules for U.S. Companies and the SEC. Mr. Turlov does not meet the independent director definition. The Board has determined that Mr. Stillman qualifies as an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. During fiscal 2018, we had no standing audit committee. The full Board served the functions of the audit committee. During fiscal 2018, the Board met three times. The Audit Committee Charter adopted in June 2018 provides that the audit committee will meet at least four times annually.

Report of the Audit Committee

The audit committee assists with oversight by the Board of the integrity of our financial statements, the effectiveness of our system of internal and disclosure controls, the qualifications, independence and performance of our independent accountants, the performance of our internal audit function, and our compliance with legal and regulatory requirements.

The audit committee reviewed and discussed with management and WSRP, LLC, our independent registered public accounting firm, our audited financial statements for the fiscal year ended March 31, 2018. The audit committee discussed with WSRP, LLC the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”). The audit committee also received the written disclosures and the letter from WSRP, LLC required by applicable requirements of the PCAOB regarding auditor-audit committee communications about independence and discussed with WSRP, LLC its independence from Freedom Holding Corp. and its management.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board that our audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2018, which has been filed with the SEC. These are the same financial statements that appear in our Annual Report on Form 10-K.

Members of the Audit Commitee:
Leonard Stillman, Chair
Jason Kerr
Timur Turlov

Compensation Committee

The compensation committee charter provides that the primary functions of the compensation committee are: oversee our compensation philosophy; ensure that compensation decisions represent sound fiscal policy and enable us to attract and motivate qualified personnel; advise the Board on and facilitate the Board’s oversight of the compensation of the Board, our CEO and our other executive officers. These duties include: reviewing and approving corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”) and evaluation of the CEO’s performance to determine and approve CEO compensation; reviewing and approving the compensation of all other executive officers; reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by our stockholders; reviewing with management executive compensation disclosure to be included in our annual reports on Form 10-K and/or proxy statements; reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control, and any amendments or terminations thereto; determining stock ownership guidelines for executive officers and monitoring compliance with such guidelines; reviewing incentive compensation arrangements and the relationship between risk management policies and practices and compensation policies and practices; reviewing all director compensation and benefits; overseeing engagement with stockholder and proxy advisory firms on matters of executive compensation.

The Compensation Committee Charter provides that the compensation committee will annually conduct an evaluation of its duties under the charter and present the result to the Board. The Compensation Committee Charter also authorizes the compensation committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as compensation consultants, as the compensation committee deems necessary or appropriate to fulfill its responsibilities. The Board did not retain the services of a compensation consultant during fiscal 2018.

Mr. Turlov is the Chairman of the compensation committee and Mr. Stillman and Mr. Kerr are members of the committee. As our CEO and controlling shareholder, Mr. Turlov does not qualify as an independent director. Mr. Stillman and Mr. Kerr do qualify as independent directors. To the extent securities laws or other laws, rules or regulations require approval by the full Board, or by the independent members of the Board, such matters will be submitted for appropriate approval.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee Charter provides that the nominating committee’s responsibilities include, among other things: determining the qualifications, qualities, skills, and other expertise required to be a director;identifying individuals qualified to become Board members;recommending to the Board nominees to stand for election or to fill any vacancies;developing and recommending a set of corporate governance guidelines;overseeing our corporate governance practices and procedures;developing, subject to approval by the Board, a process for an annual evaluation of the Board and its committees and overseeing the conduct of the annual evaluation;reviewing the Board’s committee structure and composition and making recommendations to the Board regarding the appointment of directors to serve as members of each committee;developing and recommending to the Board for approval director standards for determining whether a director has a material relationship with the Company that would impair his or her independence; as necessary, amending and updating our Code of Ethics, monitoring compliance with, investigating any alleged breach or violation of, and enforcing the provisions of our Code of Ethics; developing and recommending to the Board for approval, in conjunction with the Compensation Committee, an officer succession plan; and reviewing all tendered director resignation letters and evaluating and recommending to the Board whether such resignations should be accepted.

In discharging its responsibilities to nominate candidates for election to the Board neither the Board, nor the nominating committee has, at this time, specified any minimum qualifications for serving on the Board. We believe that our directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the nominating committee also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board.

The Nominating and Corporate Governance Charter authorizes the nominating committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as the nominating committee deems necessary or appropriate to fulfill its responsibilities.

Director Nomination Process

The nominating committee will consider director candidates recommended by stockholders that have beneficially owned at least 500,000 shares of our outstanding common stock continuously for at least 12 months prior to the date of the submission of the recommendation. Such recommendations must be properly submitted to us. Such stockholders wishing to recommend persons for consideration by the nominating committee as nominees for election to the Board can do so by writing to the Chairman of the Nominating and Corporate Governance Committee, c/o Corporate Secretary at Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134. Recommendations must include the proposed nominee’s name, detailed biographical data outlining the candidate’s relevant background, professional and business experience and other significant accomplishments, a statement outlining the reasons why the candidate’s skills, experience and background would make a valuable contribution to the Board, a minimum of two references who have either worked with the candidate, served on a board of directors or board of trustees with the candidate (or can otherwise provide relevant perspective on the candidate’s capabilities as a potential Board member), as well as a written statement from the candidate consenting to be named and, if nominated and elected, to serve as a director. Recommendations must also follow our procedures for nomination of directors by stockholders as provided in our Articles of Incorporation and Bylaws. The nominating committee will consider the candidate and the candidate’s qualifications in the same manner in which it evaluates nominees identified by the nominating committee. The nominating committee may contact the stockholder making the nomination to discuss the qualifications of the candidate and the stockholder’s reasons for making the nomination. The nominating committee may then interview the candidate if it deems the candidate to be appropriate. The nominating committee may use the services of a third-party search firm to provide additional information about the candidate before making a recommendation to the Board.

Because of the size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the Board, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

The nominating committee’s nomination process is designed to ensure that the nominating committee fulfills its responsibility to recommend candidates who are properly qualified to serve us for the benefit of all of our stockholders, consistent with the standards established by the nominating committee.

Corporate Governance Guidelines

The Nominating and Corporate Governance Committee Charter provides that the nominating committee will develop Corporate Governance Guidelines, and once developed, assess and review those guidelines at least annually. The Corporate Governance Guidelines are anticipated to describe our corporate governance practices and address corporate governance areas such as Board composition and responsibilities, compensation of directors and executive succession planning.

Executive Sessions

The Board held no executive sessions with only the independent directors in attendance during the 2018 fiscal year. We anticipate the Corporate Governance Guidelines to be developed by the nominating committee will provide guidelines for holding Executive Sessions.

Meeting Attendance

The Board met three times during fiscal 2018 and took written action by unanimous consent of the board of directors three other times during fiscal 2018. Each director attended all the meetings of the Board. In addition to participation in Board meetings, our directors discharged their responsibilities throughout the year through personal meetings and other communications, including telephone contact on any matters of interest and concern.

We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are encouraged to attend if available. We did not hold an annual meeting during fiscal 2017.

Risk Management

The Board has an active role, in overseeing management of our risks. In June 2018, the Board adopted a charter for the audit committee and in July the Board adopted charters for the compensation committee and the nominating committee. These committees were also staffed by the Board in July 2018. Prior to that time, the full Board fulfilled the functions which will now be assigned to those committees. The audit committee oversees management of financial risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The nominating committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board will be regularly informed about those risks. The Board seeks to ensure that management has in place processes for dealing appropriately with risk. It is the responsibility of our senior management to develop and implement our short- and long-term objectives and to identify, evaluate, manage and mitigate the risks inherent in seeking to achieve those objectives. Management is responsible for identifying risks and risk controls related to significant business activities and Company objectives and developing programs to determine the sufficiency of risk identification, the balance of potential risk to potential reward and the appropriate manner in which to control risk.

Indemnification

As permitted by the Nevada Revised Statutes, our Articles of Incorporation and Bylaws authorize and require us to indemnify our officers and directors to the fullest extent permitted under Nevada law.

Other Corporate Governance Resources

The charters of each committee and the Code of Ethics are available on the Investor Relations Section of our website, www.freedomholdingcorp.us.

DIRECTOR COMPENSATION

We had five directors on March 31, 2018, the last day of our 2018 fiscal year. During fiscal 2018, no members of our Board received cash, equity or other compensation for their services on the Board.

In June 2018, based on the recommendation of management, the full Board approved a proposal to begin paying an annual cash retainer of $24,000 to each independent member of the Board, with payment to commence from April 1, 2018 (the first day of our 2019 fiscal year). The annual cash retainer will continue to be paid quarterly. Directors will not receive board meeting attendance fees. In addition to the annual cash retainer, the Board agreed to pay to non-employee directors additional annual cash retainers for serving on Board committees as follows:

Committee Member Retainers	Amount ($)
Audit	3,500
Compensation	2,500
Nominating and Corporate Governance	0

In addition to the above fees, directors may be compensated on an ad hoc basis for special committee or subcommittee meetings held or tasks performed by a committee or subcommittee designated by either the full Board or by a standing committee of the full Board, with such compensation determined upon completion of the tasks performed.

The following table provides information concerning the compensation of each director who served in fiscal 2018 other than Mr. Turlov whose compensation is described under the heading “Executive Compensation” elsewhere in this proxy statement and who did not receive any compensation for his services on the Board:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jason Kerr	--	--	--	--
Arkady Rakhilkin(1)	--	--	16,090	16,090
Leonard Stillman	--	--	--	--
Askar Tashtitov(2)	--	--	--	--

(1)
Mr. Rakhilkin served as the Chairman of the Board of Directors of our subsidiary Freedom KZ until June 2017 and from June 2017 to June 2018, he served as an Advisor to the Chairman of the Management Board of Freedom KZ. This amount reflects director fees paid to Mr. Rakhilkin for serving as the Chairman of the Board of Directors and as Advisor to the Chairman of the Management Board during fiscal 2018.
(2)
Subsequent to the end of fiscal 2018, on June 6, 2018,  Mr. Tashtitov was appointed President of the Company.

As of March 31, 2018, no member of our Board held any outstanding stock options or other equity awards. We do not currently have a fixed plan for the award of equity compensation to our directors. With the staffing of a new compensation committee, moving forward equity compensation will likely be recommended by management and the compensation committee. Any equity grants to directors are to be granted at a price equal to the fair market value of our common stock on the date of the grant. We did not award any equity compensation to our directors during the fiscal years ended March 31, 2018 or 2017.

SECURITY OWNERSHIP

As of July 23, 2018, FRHC had 58,033,212 shares of common stock issued and outstanding. The following table sets forth the outstanding shares of common stock owned of record or beneficially by each person that owned of record, or was known to us to own beneficially, more than 5% of our issued and outstanding stock, and the name and stock holdings of each director and nominee for director, and the stock holdings of all of the executive officers and directors as a group:

Name of Person or Group(1)	Nature of Ownership	Amount	Percent(2)
Principal Stockholders:
Timur Turlov	Common Stock	42,405,112	73.1%

Directors:
Timur Turlov	Common Stock	42,405,112	73.1%
Jason Kerr	Common Stock	--	--
Arkady Rakhilkin(3)	Common Stock	348,333	*
Leonard Stillman	Common Stock	--	--
Askar Tashtitov	Common Stock	47,200	*

All Executive Officers and Directors as Group (6 persons(4))	Common Stock	42,878,245	82.1%

*
Less than 1%.
(1)
Unless otherwise indicated, the mailing address of each beneficial owner is c/o Freedom Holding Corp., 77/7, Al Farabi Ave., “Esentai Tower” BC, Floor 3, Almaty, 050040, Republic of Kazakhstan. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
(2)
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.
(3)
These shares are held of record by Seven Rivers Capital Limited. Mr. Rakhilkin is the sole shareholder and director of Seven Rivers Capital Limited.
(4)
Includes 77,600 shares held by our Chief Financial Officer, Evgeniy Ler. Of these shares, 70,000 were issued to Mr. Ler as a restricted stock grant, and are subject to two-year vesting conditioned upon his continued employment with us, except upon the occurrence of certain events, such as death, disability, a change in control, or termination by us not for cause. Assuming the vesting condition is satisfied, 35,000 shares will vest on October 6, 2018 and the other 35,000 will vest on October 6, 2019. Mr. Ler has the right to vote these shares in any matter brought for a vote of our common stockholders.

Equity Compensation Plan Information

The following table sets forth, as of July 23, 2018, certain information related to our equity compensation plans.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	360,000(1)	$1.98	740,000(2)
Equity compensation plans not approved by security holders	--	--	--
Total	360,000	1.98	740,000

(1)
Consists solely of stock options awarded to two Company employees. These options are subject to a three-year vesting period contingent upon continued employment with the Company, with one-third of the option grants vesting each year on the anniversary date of grant, which was October 6, 2017. The options are nonqualified options and expire on October 6, 2027. The exercise price of the options is $1.98 per share.
(2)
As noted elsewhere in this proxy statement, these shares will be rolled into the Freedom Holding Corp., 2019 Equity Incentive Plan, if approved by our stockholders, and will no longer be available for issuance pursuant to our 2018 Equity Incentive Plan.

EXECUTIVE OFFICERS

The following table sets forth the name, age and principal position of each of our executive officers as of the date of this proxy statement:

Name	Age	Position
Timur Turlov	30	Chief Executive Officer
Askar Tashtitov	39	President
Evgeniy Ler	35	Chief Financial Officer

Biographical information for Mr. Turlov and Mr. Tashtitov appears under the heading “Proposal One – Election of Directors” elsewhere in this proxy statement.

Evgeniy Ler. Mr. Ler has served as the chief financial officer of the Company since November 2015. Prior to that time, he served as chief financial officer of BMB Munai, Inc., the predecessor of the Company from April 2009 to November 2015. Mr. Ler joined BMB Munai in 2006 and served in several capacities including finance manager and reporting manager before being appointed chief financial officer. From September 2011 to December 2012, Mr. Ler also served as a Deputy Director for Emir Oil, LLP, a wholly-owned subsidiary of BMB Munai. Before joining BMB Munai, from 2002 to 2006, Mr. Ler was employed by Deloitte & Touche where he held the position of senior auditor in the Financial Services & Industries Group, Audit. In that position, he led large engagements for banks, financial institutions, and oil and gas companies. In 2003, Mr. Ler was awarded a Bachelor’s degree in financial management from the Kazakh-American University located in Almaty, Kazakhstan. In 2008, Mr. Ler passed the AICPA Uniform CPA Examination and was awarded licensure as a CPA in November 2013. Mr. Ler has also completed trainings in London on financial reporting in accordance with IFRS and US GAAP and internal Deloitte trainings on audit, financial reporting, and due diligence.

PROPOSAL TWO -- APPROVAL OF THE FREEDOM HOLDING CORP. 2019 EQUITY INCENTIVE PLAN

General Background

We believe the Freedom Holding Corp. 2019 Equity Incentive Plan, (the “2019 Plan”) is in the best interest of the Company and its stockholders and will help us to (a) provide meaningful long-term incentive award opportunities as part of a competitive total compensation program that enables us to attract and retain our employees, consultants and directors, (b) align the interests of those employees, consultants and directors with those of the Company and its stockholders and (c) motivate and reward long-term commitment to the Company that results in profitable growth and sustained shareholder value creation.

Description of the Freedom Holding Corp. 2019 Equity Incentive Plan

A copy of the full text of the 2019 Plan is attached to this proxy statement as Appendix A. This summary of the 2019 Plan is not intended to be a complete description of the 2019 Plan and is qualified in its entirety by the actual text of the 2019 Plan to which reference is made. The term of the 2019 Plan is ten years.

The 2019 Plan is a new equity compensation plan that replaces the Freedom Holding Corp. 2018 Equity Incentive Plan (the “2018 Plan”). No further awards will be made under the 2018 Plan if the 2019 Plan is approved by our stockholders. Awards granted under the 2018 Plan shall continue in effect in accordance with the terms of the applicable award agreement and the terms of the 2018 Plan in effect when the awards were granted.

If this Proposal Two is approved by our stockholders at the Annual Meeting, subject to adjustments as described in the 2019 Plan, the maximum aggregate number of shares of our common stock that may be issued under the 2019 Plan will be 3,740,00, which is equal to the sum of (i) 3,000,000 shares of our common stock, plus (ii) 740,000 shares, which is the number of shares of our common stock reserved for issuance under the 2018 Plan that remained available for issuance as of July 23, 2018. The number of shares of common stock subject to outstanding awards under the 2018 Plan that terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, vested, or paid in shares under the 2018 Plan after the effective date of the 2019 Plan will no longer be available for issuance under the 2018 Plan or the 2019 Plan. The number in clause (ii) above will be reduced by any awards granted under the 2018 Plan between July 23, 2018 and the effective date of the 2019 Plan.

In determining the number of shares to be authorized for issuance under the 2019 Plan, the Board considered a number of factors, including the number of shares available under the 2018 Plan, our past share usage (burn rate), the number of shares needed for anticipated future awards, a dilution analysis, and the current and future accounting expenses associated with our equity award practices.

No awards or grants have been awarded or granted under the 2019 Plan and the compensation committee and the Board are not currently considering any awards or grants under the 2019 Plan. Shares shall be deemed to have been issued under the 2019 Plan only to the extent actually issued and delivered pursuant to an award or grant. To the extent an award or grant lapses or the rights of its holder or grantee terminate, any shares of common stock subject to such award or grant shall again be available for the grant of an award or making of a grant. The aggregate number of shares which may be issued under the 2019 Plan shall be subject to adjustment, as provided in the 2019 Plan.

Options. An incentive stock option (“ISOs”) award made pursuant to the 2019 Plan may be granted only to an individual who, at the time of grant, is an employee of the Company, a parent corporation or a subsidiary. An award of an option which is not an incentive stock option (a “Non-qualified Stock Option” or “NQSOs”) may be made to an individual or entity who, at the time of award or grant, is an employee, consultant or director of the Company, a parent corporation or a subsidiary, or to an individual or entity who has been identified by the compensation committee or the Board to receive an award or grant due to their contribution or service to the Company.

The term of each option granted under the 2019 Plan shall be specified at the time of grant, but in no event shall any option granted under the 2019 Plan be exercisable more than one hundred and twenty (120) months from the date it is granted. The 2019 Plan provides certain guidelines for the granting of ISOs under the provisions and subject to the limitations of Section 422 of the Internal Revenue Code. ISOs and other options must be awarded at a price equal to one hundred percent (100%) of the fair market value of the common stock on the date that the option is granted. Further, no ISO may be granted to an employee owning common stock having more than 10% of the voting power of the Company unless the option price for such employee's option is at least 110% of the fair market value of the common stock subject to the option at the time the option is granted and the option is not exercisable after the expiration of five years from the date of granting.

Stock Appreciation Rights. A stock appreciation right (“SAR”) is an award that allows the recipient, upon exercise, to receive in cash or shares an amount equal to the appreciation in our common stock over a specified period of time established by the compensation committee or the Board, provided however, that no SAR will be exercisable after the tenth anniversary of the date of grant. The Plan provides that SARs may be granted alone or in tandem with an option. The exercise price, exercise and payment terms, vesting, and similar matters of each SAR award will be determined by the compensation committee or the Board at the time of grant.

Restricted Awards. A restricted award is an award of actual shares of common stock or of hypothetical common stock units (“RSUs”) having a value equal to the fair market value of an identical number of shares of common stock. No shares of common stock will be issued at the time an RSU is granted. At the time of grant of each restricted award, the compensation committee or the Board will determine the applicable restriction terms and conditions. During the restricted period, we generally will hold the restricted award until the restrictions have been satisfied. Unless otherwise determined by the compensation committee or the Board at the time of grant, during the restricted period the holder will not have the right to sell, assign, transfer or otherwise dispose of, pledge or hypothecate as collateral for a loan or as security for the performance of an obligation, the common stock underlying the award. Unless otherwise determined by the compensation committee or the Board at the time of grant, during the restricted period, the holder will generally have the rights and privileges of a shareholder of common stock to vote and to receive dividends, provided however, that such dividends will be withheld by us for the holder’s account until all restrictions have been satisfied. Unless otherwise determined by the compensation committee or the Board, recipients of restricted awards generally are not entitled to possession of the common stock underlying the restricted award until such time as the applicable restrictions have been satisfied. Upon satisfaction of the applicable restrictions, we will deliver to the holder of a restricted stock award the common stock underlying such award, along with any dividends awarded on such common stock during the restricted periods, without charge, provided however, that if explicitly provided in the RSU award agreement, the compensation committee or the Board may, in its sole discretion, elect to pay cash or part cash and part common stock in lieu of delivering only shares of common stock.

Cash Awards. The compensation committee or the Board may also grant Cash Awards, which shall be evidenced in such form as the compensation committee or the Board may determine.

Administration of the 2019 Plan

The 2019 Plan shall be administered by the Board or the compensation committee in compliance with Exchange Act Rule 16b-3. The 2019 Plan is administered under the direction of the Board and/or the compensation committee of our Board with the assistance of certain designated officers as determined by our Board or compensation committee. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the 2019 Plan.

Subject to the provisions of the 2019 Plan, the Board or compensation committee will determine the recipients who will receive awards under the 2019 Plan. The amount, terms, rules and procedures associated with any award shall be determined by the Board or compensation committee as it deems proper. The Board and the compensation committee are authorized in their sole discretion, exercised in a nondiscriminatory manner, to construe and interpret the 2019 Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the 2019 Plan as they may deem advisable to carry out the 2019 Plan, and to determine the terms, restrictions and provisions of each award or grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board or the compensation committee.

Any shares of common stock subject to an award that expires, or its canceled, forfeited or terminated without issuance of the full number of shares of common stock to which the award related will again be available for issuance under the Plan, except for (a) shares tendered in payment of an option, (b) shares delivered or withheld by the Company to satisfy tax withholding obligations, or (c) shares covered by stock-settled awards that were not issued upon settlement of the award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment, as provided in the Plan.

Award Limits

To the extent that the aggregate fair market value (determined at the time of grant) of common stock with respect to which ISOs are exercisable for the first time by any option holder during any calendar year exceeds $100,000, the ISOs or portions thereof which exceed such limit shall treated as NQSOs.

Acceleration in the Event of a Change of Control

Unless otherwise provided in the award agreement, in the event of a change in control of the Company all outstanding options and SARs will become immediately exercisable with respect to 100% of the common stock underlying such options or SARs, and or the restricted period associated with any restricted award will expire immediately with respect to 100% of the shares of common stock underlying the restricted award. In the event of a change in control, the compensation committee or the Board may, in its discretion and upon 10 days advance notice to the affected persons, cancel any outstanding awards and pay the holder thereof, in cash or common stock, or any combination thereof, the value of such award based on the price per share of common stock received or to be received by other stockholders of the Company in the change of control event. In the case of options or SARs with an exercise price that equals or exceeds the price paid for a share of common stock in connection with a change in control, the compensation committee or the Board may cancel the option or SAR without the payment of consideration therefor.

Clawback

All awards granted under the 2019 Plan may be recouped by the Company subject to any right that the we may have regarding the clawback of “incentive-based compensation” under Section 10D of the Exchange Act or in accordance with any recoupment policy or other agreement or arrangement we may have with the award recipient.

Non-transferability

Awards granted generally are not transferable except by will or the laws of descent and distribution and are only exercisable during the lifetime of the recipient of the award or the recipient’s guardian or legal representative. The Board or compensation committee can permit transfers of certain awards for estate planning purposes, but transfers to third parties for value are not permitted.

U.S. Federal Income Tax Consequences

The following is a brief description of the U.S. federal income tax treatment that will generally apply to awards granted under the 2019 Plan, based on U.S. federal income tax laws in effect on the date hereof. The exact U.S. federal income tax treatment of awards will depend on the specific nature of the award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a cash payment, or otherwise. Recipients of options or other awards should not rely on this discussion for individual tax advice, as each recipient’s situation and the tax consequences of any particular award will vary depending on the specific facts, circumstances and taxing jurisdiction involved. Each recipient is advised to consult his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

ISOs. There generally are no federal ordinary income tax consequences to the recipient by reason of the grant or exercise of an ISO. However, the exercise of an ISO may increase the participant’s alternative minimum tax liability, if any. The excess, if any, of the fair market value of the ISO shares on the date of exercise over the exercise price is an adjustment to income for purposes of alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

The recipient will recognize long-term capital gain or loss on the sale of the common stock acquired on the exercise of the ISO if the sale occurs at least two years after the grant date and more than one year after the exercise date and the holder has been an employee at all times beginning with the grant date and ending three months before the exercise date. If the sale occurs earlier than the expiration of these holding periods, then the recipient will recognize ordinary income equal to the lesser of the difference between the exercise price of the option and the fair market value of the shares of common stock on the exercise date or the difference between the sales price and the exercise price. Any additional gain on the sale will be capital gain. We can deduct the amount, if any, that the participant recognizes as ordinary income.

NQSOs and SARs. There is no tax consequence to the participant at the time of grant of an NQSO or an SAR. Upon exercise, the excess of the fair market value of the shares of common stock over the exercise price will be treated as ordinary income. Any gain or loss realized on the sale of the shares of common stock will be treated as a capital gain or loss. We may deduct the amount that the recipient recognizes as ordinary income.

Restricted Stock. No taxes are due on the grant of restricted stock. The fair market value of the shares of common stock subject to the award is taxable as ordinary income when no longer subject to a “substantial risk of forfeiture” (i.e., when the shares become vested or transferable). Unless an election pursuant to Code Section 83(b) is made (subjecting the value of the shares on the award date to current income tax), income tax is paid by the participant on the value of the shares of common stock at ordinary rates when the restrictions lapse and we will be entitled to a corresponding deduction at that time. Any gain or loss realized on the sale of the shares of common stock will be treated as a capital gain or loss.

RSUs. No taxes are due upon the grant of the award. The fair market value of the shares of common stock subject to the award is taxable to the participant as ordinary income when the common stock is distributed to the recipient. We can deduct the amount that the recipient recognizes as ordinary income.

Cash-Based Awards. The taxation of an individual who receives a cash-based awards will depend on the form and terms and conditions of the award. We normally will be entitled to a deduction at the time when, and in the amount that, the recipient recognizes ordinary income, subject in certain cases to a $1 million annual deduction limitation under Section 162(m) with respect to certain officers.

Section 280G. Under certain circumstances, accelerated vesting, exercise or payment of awards under the 2019 Plan in connection with a “change of control” may be deemed an “excess parachute payment” for purposes of the golden parachute payment provisions of Code Section 280G. To the extent it is so considered, the holder would be subject to an excise tax equal to 20% of the amount of the excess parachute payment, and we would be denied a tax deduction for the excess parachute payment.

Section 409A. RSU awards, the receipt of which may be deferred beyond the vesting dates, are subject to Code Section 409A. If Section 409A is violated, deferred amounts will be subject to income tax immediately and to penalties equal to (i) 20% of the amount deferred and (ii) interest at a specified rate on the underpayment of tax that would have occurred if the amount had been taxed in the year it was first deferred.

Section 83(b). If a Section 83(b) election is filed by the recipient with the Internal Revenue Service within 30 days after the date of grant of a restricted stock award, then the recipient will recognize ordinary income and the holding period will commence as of the date of grant. The amount of ordinary income recognized by the recipient will equal the excess of the fair market value of the shares of common stock underlying the restricted stock award as of the date of grant over the amount paid by the recipient for the restricted stock award. We will be entitled to a deduction in a like amount. If such election is made and the recipient thereafter forfeits the restricted stock award, the recipient may be entitled to a capital loss.

Deductibility of Awards. Section 162(m) places an annual $1 million per person limit on the deductibility of compensation paid by us to certain executives. Under the Tax Cuts and Jobs Act, signed into law on December 22, 2017 (“Tax Act”), covered companies will no longer receive a deduction for “qualified performance-based compensation” in excess of the $1 million annual deduction limitation under Section 162(m); provided, that such change will not apply to compensation paid pursuant to a written contract in effect on November 2, 2017. The Tax Act also provides that principal financial officers of covered companies, or the Chief Financial Officer in our case, will be subject to the deduction limitations set forth in Section 162(m).

Certain Other Tax Issues. In addition to the matters described above, (i) any entitlement to a tax deduction on our part is subject to applicable federal tax rules, (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of an award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Exchange Act, may be subject to special tax rules regarding the income tax consequences concerning their awards. The 2019 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code, and is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended.

Withholding Taxes. No withholding taxes are payable in connection with the grant of any stock option or the exercise of an ISO. However, withholding taxes must be paid at the time of exercise of any NQSO. In respect of all other awards, withholding taxes must be paid whenever the participant recognizes income for tax purposes.

Miscellaneous Rules. Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or any applicable withholding tax obligations under the 2019 Plan by delivering previously owned shares of common stock or by reducing the number of shares common stock otherwise issuable pursuant to the award. The surrender or withholding of such shares of common stock will in certain circumstances result in the recognition of income with respect to such shares or a carry-over basis in the shares acquired, and may constitute a disqualifying disposition with respect to ISO shares.

Changes in Plan

The 2019 Plan may be amended or terminated at any time by the Board. However, except for adjustments in the event of changes in our outstanding common stock or capital structure, or to provide maximum benefits under Section 409A of the Code, no material amendments shall be effective unless approved by our stockholders to the extent shareholder approval is necessary. No amendment, termination, suspension or modification of the 2019 Plan shall adversely affect any right previously acquired by the grantee or other beneficiary under the 2019 Plan.

Dilution Analysis

As of July 23, 2018, our capital structure consisted of 58,033,212 shares of common stock outstanding this includes 3,900,000 shares subject to restricted stock grants and options to purchase 360,000 shares. Of the 3,900,000 shares awarded pursuant to restricted stock grant awards, 1,200,000 shares are subject to two-year vesting conditions and 2,700,000 shares are subject to three-year vesting conditions. All of the options are subject to three-year vesting conditions. Vesting of the outstanding awards is contingent on continuous employment with the Company, including its subsidiaries. The above discussed awards were made on October 6, 2017. As of the date of this proxy statement 100% of these awards remain outstanding and subject to vesting conditions. We have no other equity incentives plans.

As described above, 740,000 shares remained available for grant of awards under the 2018 Plan as of July 23, 2018.

The proposed share authorization is a request for 3,000,000 new shares to be available for awards under the 2019 Plan. The table below shows our potential dilution (referred to as “overhang”) levels based on our fully diluted shares of common stock and our request for 3,740,000 shares to be available for awards under the 2019 Plan. The 3,740,000 shares represent 6% of the fully diluted shares of our common stock, including all shares that will be authorized under the 2019 Plan, as described in the table below. The Board believes that this number of shares of common stock under the 2019 Plan represents a reasonable amount of potential equity dilution, which will allow the Company to continue awarding equity awards, and that equity awards are an important component of the Company’s equity compensation program.

Potential Overhang with 3,740,000 Additional Shares

Stock Options Outstanding as of July 23, 2018	360,000
Weighted Average Exercise Price of Stock Options Outstanding as of July 23, 2018	$1.98
Weighted Average Remaining Term of Stock Options Outstanding as of July 23, 2018	9.21 years
Total Equity Awards Outstanding as of July 23, 2018(1)	4,260,000
Shares Available for Grant under the 2018 Plan as of July 23, 2018 (to be added to the 2019 Plan share reserve)	740,000
New Shares Requested under the 2019 Plan	3,000,000
Total Shares Requested under the 2019 Plan(2)	3,740,000
Total Potential Overhang under the 2019 Plan (and all predecessor and other equity compensation plans or agreements)	4,100,000
Shares of Common Stock Outstanding as of July 23, 2018	58,033,212
Fully Diluted Shares of Common Stock	62,133,212
Potential Dilution of 3,740,000 shares as a Percentage of Fully Diluted Shares of Common Stock	6%

(1)
Represents the total outstanding equity awards under the 2018 Plan, which included options to purchase 360,000 shares of our common stock and restricted stock grant awards of 3,900,000 shares of our common stock. All of the restricted stock grant awards are currently issued and outstanding and included within the 58,033,212 shares of our outstanding common stock. During the vesting period, employees holding restricted stock grants are entitled to vote and receive dividends on the shares underlying the restricted stock grant, provided, however, that dividend payments on unvested shares shall be held in custody by us and subject to the same restrictions that apply to the unvested shares. The shares underlying the restricted stock grants will not be delivered to the employee until they vest. If the employee does not satisfy the vesting conditions, any unvested shares will be canceled. No additional awards will be made under the 2018 Plan if the 2019 Plan is approved by the stockholders. Any shares subject to outstanding awards under the 2018 Plan that do not vest will not become available for issuance under the 2019 Plan.
(2)
Total shares will be reduced by any award granted under the 2018 Plan after July 23, 2018, and prior to the effective date of the 2019 Plan.

The fully diluted shares of common stock in the foregoing table consist of the shares of common stock outstanding as of July 23, 2018, plus the total potential overhang under the 2019 Plan (and all predecessor and other equity compensation plans or agreements).

Based on our historic and projected future usage patterns, the Board estimates that these shares will be sufficient to provide awards under the 2019 Plan for approximately one to two years, although the number of awards granted for any year could vary as the compensation committee or our Board deem appropriate. This is only an estimate, and circumstances could cause the share reserve to be used more quickly or more slowly. These circumstances include, but are not limited to, the future price of our common stock, the mix of cash, options and full value awards provided as long-term incentive compensation, award amounts provided by our competitors, hiring activity, and promotions during the next few years.

Burn Rate

The following table sets forth information regarding time-vested equity awards granted over each of the last three fiscal years:

	2016	2017	2018
Stock Options Granted	0	0	360,000
Time-Vested Restricted Stock Grants	0	0	3,900,000
Weighted-Average Basic Common Shares Outstanding	9,768,590	11,213,926	33,249,013

All amounts in the foregoing table have been adjusted to reflect the one-share-for-twenty-five-shares (1:25) reverse split of the Company’s common stock that became effective on September 6, 2017.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE FREEDOM HOLDING CORP. 2019 EQUITY INCENTIVE PLAN.

PROPOSAL THREE—ADVISORY AND NON-BINDING VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

General

The Company is required to submit a proposal to its stockholders for a non-binding advisory vote to approve the compensation of its named executive officers pursuant to Section 14A of the Exchange Act. The shareholder vote on executive compensation is an advisory vote only and is not binding on the Company or the Board.

Although the vote is non-binding, the compensation committee and the Board value the opinions of our stockholders and intend to consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders an opportunity to express their views on the compensation of the Company’s named executive officers as described in this proxy statement under the heading “Executive Compensation.”

Accordingly, the following resolution is submitted for shareholder vote at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion.”

Required Vote

The approval, on an advisory basis, of the Company’s executive compensation requires the affirmative vote of a majority of the Company’s outstanding shares present in person or by proxy and entitled to vote, provided a quorum is present at the Annual Meeting. Abstentions will be counted for the purpose of meeting the quorum requirements and will have the same effect as a vote against the approval of this proposal. Broker non-votes will be counted for the purpose of meeting the quorum requirements but will have no effect on the outcome of the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL FOUR—ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act also provides that our stockholders must be given the opportunity, at least once every six years, to cast an advisory vote on how frequently we should seek future advisory votes on the compensation of our named executive officers.

Under this Proposal 4, stockholders may vote to have the say-on-pay vote every year, every other year or every three years. Stockholders also may, if they wish, abstain from voting on this proposal.

Because this vote is advisory, it will not be binding upon the Board. However, the Board values the opinions expressed by stockholders in these votes and will take into account the outcome of the vote when determining how frequently the advisory vote on the Company’s executive compensation should be conducted in the future.

After careful consideration, the Board has determined that an advisory vote on executive compensation every three years is the best approach for the Company, and therefore the Board recommends that stockholders vote every “three years” to approve, on an advisory basis, our executive compensation. The Board believes that a vote on executive compensation once every three years will provide us with more time to meaningfully respond to shareholder vote results and implement any changes to our executive compensation policies and procedures that the compensation committee and Board may feel are necessary or appropriate in light of the results of the most recent shareholder vote. In addition, the Board feels that a triennial vote will provide investors with sufficient time to evaluate the effectiveness of our executive compensation program as it relates to the business outcomes of the Company.

It is important to note that stockholders are not voting to approve or disapprove the recommendation of the Board. The proxy card provides stockholders with four choices (every one, two or three years, or abstain). Proxies submitted without direction pursuant to this solicitation will be voted for the approval of holding the advisory vote on executive compensation once every “three years.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EVERY “THREE YEARS.”

EXECUTIVE COMPENSATION

The table below summarizes compensation paid to or earned by our named executive officers (“NEOs”) for the years ended March 31, 2018 and 2017.  No named executive officer of the Company had total compensation of $100,000 or more during the fiscal year ended March 31, 2017.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)
Timur Turlov	2018	95,440	--	--	19,213	114,653
CEO and Chairman	2017(3)	--	--	--	--	--

Evgeniy Ler	2018	20,825	147,000(4)	--	4,769	172,594
CFO	2017(5)	--	--	--	--	--

(1)
Annual salary is net of all salary-related taxes and dues required under the laws of the Russian Federation and the Republic of Kazakhstan, which are legally the responsibility of the Company.
(2)
Includes salary-related taxes and dues of $16,927 and a car allowance of $2,286 for Mr.Turlov and salary-related taxes and dues of $4,769 for Mr. Ler.
(3)
We did not complete the acquisition of Freedom RU and its subsidiaries until June 29, 2017, which was subsequent to the end of our 2017 fiscal year. During fiscal 2017, Mr. Turlov received no salary or other compensation from FRHC. He did, however, receive compensation from Freedom RU and its subsidiaries in the amount of $81,182, which was comprised of salary of $66,578, salary-related taxes and dues of $11,796 and a car allowance of $2,808.
(4)
Consists of a restricted stock award of 70,000 shares made on October 6, 2017 valued at $2.10 per share which vest as described in the notes to the table under “Outstanding Equity Awards at Fiscal Year-End” below.
(5)
We did not complete the acquisition of Freedom RU and its subsidiaries until June 29, 2017, which was subsequent to the end of our 2017 fiscal year. During fiscal 2017, Mr. Ler received no salary or other compensation from FRHC. He did, however, receive compensation from Freedom RU and its subsidiaries in the amount of $23,939, which was comprised of salary of $19,474, salary-related taxes and dues of $4,465.

Outstanding Equity Awards at Fiscal Year-End

Mr. Turlov held no outstanding equity awards from the Company as of the fiscal years March 31, 2018 and 2017. Mr. Ler did not hold any outstanding stock options during the fiscal years ended March 31, 2018 and 2017, but did hold an outstanding restricted stock award during the fiscal year ended March 31, 2018, as described in more detail in the following table:

	STOCK AWARDS
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Timur Turlov	--	--	--	--

Evgeniy Ler	70,000(2)	479,500	--	--

(1)
Valued at the closing market price of our common stock on March 29, 2018 - $6.85.
(2)
An initial 35,000 shares vest to Mr. Ler on October 6, 2018, subject to his continued employment with us through that date. The remaining 35,000 shares vest to Mr. Ler on October 6, 2019, subject to his continued employment with us through October 6, 2019.

Option Exercises and Stock Vested

Neither Mr. Turlov nor Mr. Ler exercised stock options and no stock vested to Mr. Turlov or Mr. Ler during fiscal 2018 or 2017.

Nonqualified Deferred Compensation

We do not have a deferred compensation program for our employees, officers or directors.

Pension Benefits

We do not offer a company-sponsored pension program for our employees, officers or directors. Several of the countries in which we operate have nationally-sponsored pension programs to which we are required to make contributions.

Employment Agreements

At this time we do not have a written or unwritten employment agreement with Mr. Turlov. The employment agreement we have with Mr. Ler is the standard statutorily required employment agreement for all employees in the Republic of Kazakhstan. This standard employment agreement is limited in its terms and primarily provides for statutory requirements relating to the rights of employees, base salary, and payment of salary-related taxes and dues, including pension fund obligations. Both Mr. Turlov and Mr. Ler provide services to the Company on an at-will basis.

Potential Payments upon Termination or Change in Control

We do not currently have any contract, agreement, plan or arrangement with Mr. Turlov or Mr. Ler that would result in any potential payment upon termination of employment with the Company or as a result of a change in control of the Company.

PROPOSAL FIVE—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of its audit committee, has appointed WSRP, LLC to serve as our independent registered public accounting firm for fiscal year 2019.

Representatives of WSRP, LLC are expected to be present telephonically at the 2018 Annual Meeting and are expected to be available to respond to appropriate questions. They also will have the opportunity to make a statement if they desire to do so.

We are asking our stockholders to ratify the selection of WSRP, LLC as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of WSRP, LLC to our stockholders for ratification as our audit committee has recommended because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Pre-Approval of Services

In June 2018 our Board adopted an Audit Committee Charter and staffed the audit committee in July 2018. Prior to staffing the audit committee, the procedures that will now be performed by the audit committee were performed by our full Board.

The audit committee will annually engage our independent registered public accounting firm and pre-approve, for the following fiscal year, their services related to the annual audit and interim quarterly reviews of our financial statements and all reasonably-related assurance services. All non-audit services will be considered for pre-approval by the audit committee as our management requests.

Audit committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the audit committee regarding our engagement of the independent registered public accounting firm, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service provided and those policies and procedures do not include delegation of the audit committee’s responsibilities under the Exchange Act to our management.

Audit Fees

The firm of WSRP, LLC has served as our independent registered public accounting firm for the fiscal years ended March 31, 2018 and 2017. Principal accounting fees for professional services provided to us by WSRP, LLC for the fiscal years ended March 31, 2018 and 2017, are summarized as follows:

Fee Type	For the year ended March 31, 2018($)	For the year ended March 31, 2017($)
Audit fees	90,612	30,000
Audit-related fees	259,505	169,718
Tax fees	16,302	8,146
All other fees	—	—

Total	366,419	207,864

Audit Fees. Audit fees were for professional services rendered in connection with the audit of the financial statements included in our annual report on Form 10-K and review of the financial statements included in our quarterly reports of Form 10-Q and for services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and fees for Sarbanes-Oxley 404 audit work.

Audit Related Fees. Fees billed for professional services related to the acquisitions of Freedom RU and its subsidiaries and FFINEU Investment Limited.

Tax Fees. Fees billed for professional services rendered for tax compliance, tax advice and tax planning within the United States for the fiscal years ended March 31, 2018 and 2017.

The audit committee has determined that the provision of services by our independent registered accounting firm described above is compatible with maintaining WSPR, LLC’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF WSRP, LLC AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE 2019 FISAL YEAR.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements discussed above under “Executive Compensation” elsewhere in this proxy statement, the following is a description of transactions since April 1, 2016, to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest or such other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, which we refer collectively refer to as related parties.

From time to time in the ordinary course of business, we, through our subsidiaries, engage in transactions with other corporations or entities whose owners, executive officers or directors also are directors or executive officers of FRHC or have an affiliation with our directors or executive officers. Such transactions are conducted on an arm’s-length basis. In addition, from time to time our executive officers and directors and their affiliates may engage in transactions in the ordinary course of business involving services provided by our subsidiaries, such as brokerage, banking and investment banking services. Such transactions are made on substantially the same terms and conditions as other similarly-situated clients who are neither directors nor employees.

Our subsidiaries may extend credit in the ordinary course of business to certain of our directors and executive officers and persons or entities affiliated with them. These extensions of credit may be in connection with margin loans or other extensions of credit by our subsidiaries in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and do not involve more than the normal risk of collectability or present other unfavorable features.

In November 2015, the Company entered into a Share Exchange and Acquisition Agreement with Timur Turlov (the “Acquisition Agreement”) the owner of a number of securities brokerage and financial services companies with the intent to build an international, broadly based brokerage and financial services firm to meet the growing demand from an increasing number of investors in Central Asia. Pursuant to the Acquisition Agreement, we agreed to issue Mr. Turlov shares representing approximately 95% of the total issued and outstanding shares of common stock of the Company after giving effect to the transactions contemplated in the Acquisition Agreement. In accordance with the Acquisition Agreement, on June 29, 2017, we closed the acquisition of Freedom RU and its subsidiaries and the securities brokerage and financial services business conducted by them in Russia and Kazakhstan. We acquired Freedom RU from Mr. Turlov in exchange for 20,665,023 shares of our common stock. In November 2017 we acquired FFINEU Investments Limited and the securities brokerage and financial services business conducted by it in Cyprus, from Mr. Turlov in exchange for 12,758,011 shares of our common stock. In November 2015, in connection with the execution of the Acquisition Agreement, Mr. Turlov became our chief executive officer, chairman of our Board, and our majority shareholder.

In December 2016, our subsidiary Freedom RU entered into a derivative instrument agreement which included a call option feature with an entity in which Mr. Turlov held an ownership interest. In June 2017, the derivative instrument expired unexercised and Freedom RU recognized a gain on the derivative instrument of $482,000.

In December 2017, we completed a private placement to accredited investors of 3,681,667 shares of our restricted common stock at a price of $3.00 per share for aggregate offering proceeds of $11,045,001. Arkady Rakhilkin, a Company director, purchased 348,333 shares in the private placement for $1,044,999 through Seven Rivers Capital Limited. Mr. Rakhilkin is the sole shareholder and director of Seven Rivers Capital Limited.

In December 2017, our subsidiary FFINEU Investments Limited received a loan for $94,368 from D-FINANCE, Inc., an entity in which Mr. Turlov is a shareholder. The loan matures in December 2018, and bears interest at a rate of 1% per annum. The full principal amount and accrued interest is payable at the end of the loan term. The amount of interest accrued on the loan as of June 30, 2018 was $447. As a result of fluctuations between the USD and Euro (the originating currency of the loan) the outstanding balance of the loan as of June 30, 2018, was $93,744.

From January 2018 to March 2018, our subsidiary Freedom KZ agreed to sell certain apartments it owned to Turlov Property Management LLC, for $929,779. The purchase price was equal to the fair value of the apartments. Mr. Turlov is a member of Turlov Property Management LLC.

In March 2018, we completed a private placement to accredited investors of 5,426,612 shares of our restricted common stock at a price of $5.50 per share in exchange for aggregate offering proceeds of $29,846,366 (the “March 2018 Private Placement.”) In connection with the March 2018 Private Placement, we paid placement agent fees of $447,695 to FFIN Brokerage Services Inc, (“FFIN Brokerage”) a securities broker-dealer. Mr. Turlov is a director and sole owner of FFIN Brokerage. Askar Tashtitov, a Company director, purchased 28,000 shares for $154,000 in the March 2018 Private Placement.

During the fiscal years ended March 31, 2018 and 2017, Mr. Turlov made capital contributions of $8,594,000 and $320,000, respectively, to the Company.

In March 2018, we loaned $1,747,887 to FFIN Brokerage to advance our business purposes. The loan was made in the ordinary course of our business operations and at arm’s length. The loan bears interest at a rate of 4% per annum. As of June 30, 2018, the loan had been fully repaid by FFIN Brokerage.

In April 2018, Freedom KZ completed the acquisition and merger of JSC Asyl Invest (“Asyl”) and the securities brokerage business conducted by it in Kazakhstan. At the time of the acquisition, Asyl was 100% controlled by Mr. Turlov. The consideration for closing the Asyl acquisition was $2,250,000, which was equal to the fair value of the net assets received by Freedom KZ, and paid to Mr. Turlov.

In May 2018, our subsidiary Freedom RU completed the acquisition and merger of LLC Nettrader (“Nettrader”) and the securities brokerage business conducted by it in Russia. At the time of the acquisition, Nettrader was 100% controlled by Mr. Turlov. The consideration for closing the Nettrader acquisition was $3,815,523, which was equal to the fair value of the net assets received by Freedom RU, and paid to Mr. Turlov.

As noted elsewhere in this proxy statement, under U.S. exchange and market rules, we are deemed a “Controlled Company” because Mr. Turlov owns 73.1% of our total outstanding common stock. The Audit Committee Charter adopted in June 2018 provides that the audit committee will review all relationships and transactions with related parties. Based on all the relevant facts and circumstances, the audit committee will decide whether a related-person transaction is appropriate and will approve only those transactions that are in our best interests and that conform with SEC rules prohibiting personal loans to executive officers and directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the SEC reports of beneficial ownership and changes in beneficial ownership of our common stock. Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us or written representations, we believe that during fiscal 2018 all filing requirements applicable to our executive officers, directors and greater than 10% shareholders were met on a timely basis, except for one Form 4 for Mr. Turlov. On September 8, 2017, in connection with the Company’s acquisition of Freedom RU and completion of the reverse split of the Company’s common stock, Mr. Turlov was issued 12,278,602 shares of common stock. As a result of a miscommunication with the Company’s Edgar filing service, the Form 4 inadvertently was not filed until September 29, 2017.

STOCKHOLDER PROPOSALS
FOR THE 2019 ANNUAL MEETING

Requirements for Stockholder Proposals to Be Considered for Inclusion in the 2019 Proxy Materials

If you wish to include a proposal in the proxy statement for the next annual meeting of stockholders, your written proposal must be received by the Company no later than May 15, 2019. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with Rule 14a-8 under the Exchange Act, the laws of the state of Nevada and our Bylaws. Stockholder proposals may be delivered to Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary, Freedom Holding Corp, 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134.

For each matter that you wish to bring before the meeting, provide the following information:

●
a brief description of the business and the reason for bringing it to the meeting;
●
your name and record address;
●
the number of shares of Company stock which you own; and
●
any material interest (such as financial or personal interest) that you have in the matter.

Requirements for Stockholder Proposals to Be Brought Before the 2019 Annual Meeting of Stockholders and Director Nominations

Notice of any proposal that a stockholder intends to present at the 2019 Annual Meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2019 Annual Meeting of stockholders, as well as any director nominations, must be delivered to the Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary at Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134, not earlier than April 15, 2019 and not later than May 15, 2019, except that if the 2019 Annual Meeting of our stockholders is not within 30 days before or after the anniversary date, we must receive notice by the stockholder not later than the close of business on the 10th day following the date on which the notice of the date of the annual meeting was mailed or the public announcement was made. In addition, the notice must provide the information required by our bylaws with respect to each director nomination or other proposal that the stockholder intends to present at the 2019 Annual Meeting of stockholders.

We have established an advance notice procedures with regard to certain matters, (excluding director nominations by stockholders) including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders.

A stockholder’s notice with respect to a proposed item of business must include:

(a)        a brief description of the substance of, and the reasons for conducting, such business at the annual meeting;

(b)        the name and address of the stockholder proposing such business;

(c)        the number of our shares which are beneficially owned by the stockholder, any person controlling, directly or indirectly, or acting in concert with, such stockholder and any person controlling, controlled by or under common control with such stockholder; and

(d)        any material interest of the stockholder in such business.

With respect to the procedures for director nomination’s by stockholders, please see “Director Nomination Process” elsewhere in this proxy statement.

2018 ANNUAL REPORT ON FORM 10-K

Included with these Proxy Materials is a copy of our 2018 Annual Report on Form 10-K without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that Annual Report for a charge of ten cents per page. We will also mail to you without charge, upon request, a copy of any document specifically referenced or incorporated by reference in this proxy statement. Please direct your request to Corporate Secretary at Freedom Holding Corp, 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134.

OTHER MATTERS

We know of no other matters to be submitted to our stockholders at the 2018 Annual Meeting. If any other matters are properly brought before the 2018 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Appendix A

FREEDOM HOLDING CORP.
2019 EQUITY INCENTIVE PLAN

1.         Purpose; Eligibility.

1.1            General Purpose. The name of this plan is the Freedom Holding Corp. 2019 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable Freedom Holding Corp., a Nevada corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2            Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants or Directors after the receipt of Awards.

1.3            Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards and (e) Other Equity-Based Awards.

2.         Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, state and United States tax law, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

Appendix A - 1

“Cash Award” means an Award denominated in cash that is granted under Section 7.3 of the Plan.

“Cause” means:

With respect to any Participant, unless the applicable Award Agreement states otherwise:

(a) If the Participant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control”

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(c) The acquisition, after the Effective Date of this Plan, by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (d) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(d) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

Appendix A - 2

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan.

“Common Stock” means the common stock, $0.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means Freedom Holding Corp., a Nevada corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment;provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean September __, 2018.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

Appendix A - 3

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported on Google Finance. If the Common Stock is not then listed on any nationally recognized securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded, as reported by the OTC Markets Group. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

Appendix A - 4

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock or Restricted Stock Unit that is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

 “Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this Freedom Holding Corp. 2019 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.5.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

Appendix A - 5

3.         Administration.

3.1            Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)           to construe and interpret the Plan and apply its provisions;

(b)           to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)           to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)           to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)           to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)           from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(g)           to determine the number of shares of Common Stock to be made subject to each Award;

(h)           to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)            to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)            to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k)           to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l)            to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)          to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)           to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

Appendix A - 6

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2            Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3            Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4            Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be the full Board or a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5            Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

Appendix A - 7

4.         Shares Subject to the Plan.

4.1            Subject to adjustment in accordance with Section 11, no more than 3,740,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2            Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3            Subject to adjustment in accordance with Section 11, all of the shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4            Any shares of Common Stock subject to an Award that expire or are canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.5            Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.         Eligibility.

5.1            Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants or Directors following the Grant Date.

5.2            Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.         Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

Appendix A - 8

6.1            Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee;provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2            Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3            Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4            Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by an Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5            Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6            Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Appendix A - 9

6.7            Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8            Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9            Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10            Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11            Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12            Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

Appendix A - 10

7.         Provisions of Awards Other Than Options.

7.1            Stock Appreciation Rights.

(a)           General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b)           Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c)           Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d)           Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e)           Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

Appendix A - 11

(f)           Exercise Price

The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

(g)           Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2            Restricted Awards.

(a)           General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)           Restricted Stock and Restricted Stock Units

(i)           Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions. As the Committee deems appropriate, it may require the Participant to additionally execute and deliver to the Company an appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

Appendix A - 12

(ii)           The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents. Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

(c)           Restrictions

(i)           Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)           Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable performance goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)           The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

Appendix A - 13

(d)           Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)           Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. Upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any;provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is madein lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)           Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3         Other Equity-Based and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may also grant Cash Awards. Cash Awards shall be evidenced in such form as the Committee may determine.

8.         Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

Appendix A - 14

9.         Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.         Miscellaneous.

10.1            Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2            Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and noadjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3            No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate the employment of an Employee with or without notice and with or without Cause.

10.4            Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5            Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.         Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 and Section 7.5(d)(vi) will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustmentsmade pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Appendix A - 15

12.         Effect of Change in Control.

12.1            Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary, in the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

To the extent practicable, any actions taken by the Committee under the immediately preceding clause shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2            In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3            The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.         Amendment of the Plan and Awards.

13.1            Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2            Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3            Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4            No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5            Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

Appendix A - 16

14.         General Provisions.

14.1            Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2            Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3            Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4            Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5            Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6            Unfunded Plan. The Plan shall be unfunded. None of the Company, the Board or the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7            Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8            Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9            No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

Appendix A - 17

14.10            Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11            Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12            Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13            Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14            Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15            Expenses. The costs of administering the Plan shall be paid by the Company.

14.16            Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17            Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18            Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

Appendix A - 18

15.         Effective Date of Plan. The Plan shall become effective as of the Effective Date.

16.         Termination or Suspension of the Plan. The Plan shall terminate automatically on the tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.         Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

 As adopted by the Board of Directors of Freedom Holding Corp. on July 25, 2018.

 As approved by the shareholders of Freedom Holding Corp. on September __, 2018.

 Appendix A - 19

FREEDOM HOLDING CORP.
1930 VILLAGE CTR. CIR. #3-6972
LAS VEGAS, NV 89134

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 09/19/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 09/19/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Arkady Rakhilkin	☐	☐	☐
1b. Askar Tashtitov	☐	☐	☐
1c. Jason Kerr	☐	☐	☐
1d. Leonard Stillman	☐	☐	☐
1e. Timur Turlov	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. Approve the Freedom Holding Corp. 2019 Equity Incentive Plan;	☐	☐	☐
3. Advisory vote to approve the compensation of our named executive officers;	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:	1 year	2 years	3 years	Abstain
4. Advisory vote on the frequency of the Company's advisory vote on compensation of our named executive officers;	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
5. Ratification of the appointment of WSRP, LLC. as our independent registered public accounting firm for the 2019 fiscal; and	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000386462_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K/Wrap are available at www.proxyvote.com

FREEDOM HOLDING CORP.
Annual Meeting of Stockholders
September 20, 2018 8:00 PM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Askar Tashtitov and Evgeniy Ler, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of FREEDOM HOLDING CORP. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 08:00 PM, local time, on September 20, 2018, at the Lotte Hotel Moscow, 8 bld. 2, Novinskiy Blvd., Moscow 121099, Russia, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000386462_2 R1.0.1.17